Exhibit 10.1

AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT
(Series 2008-A)

THIS AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT (Series 2008-A) (this “Amendment”) is executed as of November 12, 2010, by and among Cofina Funding, LLC, as the Issuer (the “Issuer”), Victory Receivables Corporation, as the Conduit Purchaser, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as the Funding Agent and as a Committed Purchaser.

RECITALS

WHEREAS, the parties hereto are parties to that certain Note Purchase Agreement dated as of November 21, 2008 (as amended through the date hereof, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Certain Defined Terms. Each capitalized term used but not defined herein shall have the meaning ascribed thereto or incorporated by reference in the Agreement.

SECTION 2. Amendment to Agreement. The Agreement is hereby amended as follows:

(a) The definition of Maximum Funded Amount is amended and restated in its entirety to read as follows:

“Maximum Funded Amount” means $200,000,000; provided that the “Maximum Funded Amount” shall be $250,000,000 for the period from November 12, 2010 through May 31, 2011.

(b) The Purchase Expiration Date is extended to November 10, 2011.

SECTION 3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 4. Effectiveness. This Amendment shall become effective on the first date on which BTMU has received:

(a) counterparts of this Amendment executed by each of the parties hereto (whether by facsimile or otherwise);

(b) counterparts of that certain Amendment No. 4 to Base Indenture and Amendment No. 3 to Series 2008-A Supplement to Base Indenture, dated as of the date hereof, among the Issuer, the Trustee and BTMU, executed by each of the parties thereto (whether by facsimile or otherwise);

(c) counterparts of that certain fee letter, dated as of the date hereof, between the Issuer and BTMU (the “Fee Letter”), executed by each of the parties thereto (whether by facsimile or otherwise);

(d) that certain Series 2008-A Cofina Variable Funding Asset-Backed Note No. 4 in a maximum principal amount of $250,000,000, dated as of the date hereof, executed by the Issuer (whether by facsimile or otherwise); and

(e) all amounts due and owing to BTMU as of the date hereof pursuant to the Fee Letter, in immediately available funds.

SECTION 5. Counterparts. This Amendment may be executed by different parties in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when so executed shall together constitute but one and the same instrument.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[Signatures Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COFINA FUNDING, LLC,
as the Issuer

By: /s/ James M. Grafing
Name: James M. Grafing
Title: Chief Financial Officer

[Signatures Continue on the Following Page]

VICTORY RECEIVABLES CORPORATION,
as the Conduit Purchaser

By: /s/ Frank B. Bilotta
Name: Frank B. Bilotta
Title: President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK

BRANCH,
as the Funding Agent

By: /s/ Aditya Reddy
Name: Aditya Reddy
Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK

BRANCH,
as a Committed Purchaser

By: /s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

Purchaser Percentage: 100%